UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
May 31, 2011
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)
415-267-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)
(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
          A. Utility Senior Unsecured Credit Facility
          On May 31, 2011, Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, entered into a $3 billion senior unsecured five-year revolving credit agreement (the “New Utility Credit Agreement”) with (1) Citibank, N.A., as administrative agent and a lender, (2) Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Wells Fargo Securities LLC as joint lead arrangers, joint bookrunners and lenders, (3) Bank of America, N.A. and JPMorgan Chase Bank, N.A. as co-syndication agents and lenders, (4) The Royal Bank of Scotland plc and Wells Fargo Bank, National Association as co-documentation agents and lenders, and (5) the following other lenders: Barclays Bank PLC, BNP Paribas, Deutsche Bank AG, Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., UBS Loan Finance LLC, The Bank of New York Mellon, Banco Bilbao Vizcaya Argentaria S.A., Mizuho Corporate Bank, Ltd., Royal Bank of Canada, U.S. Bank National Association, Union Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and East West Bank (the “Additional Lenders”).
          The New Utility Credit Agreement replaces (1) the $1.94 billion credit agreement that the Utility entered into on February 26, 2007, as amended by the Amendment and Limited Consent Agreement, dated as of April 27, 2009, with the lenders parties thereto, the syndication agent and co-documentation agents named therein and Citicorp North America Inc., as administrative agent, and (2) the $750 million credit agreement that the Utility entered into on June 8, 2010, with the lenders parties thereto, the syndication agent and documentation agents named therein and Wells Fargo Bank, N.A., as administrative agent (such agreements, as amended, collectively, the “Existing Utility Credit Agreements”).
          Loans under the New Utility Credit Agreement will be used for working capital and other corporate purposes, including commercial paper back-up. The New Utility Credit Agreement includes a $1 billion sublimit for the issuance of standby and commercial letters of credit and a $300 million sublimit for swing line loans; i.e., loans made available on a same day basis and repayable in full within seven days.
          Subject to obtaining commitments from existing or new lenders and satisfaction of other specified conditions, the Utility has the right to increase, in one or more requests, given not more frequently than once a year, the aggregate lenders’ commitments under the New Utility Credit Agreement by up to $500 million in the aggregate for all such increases.
          The New Utility Credit Agreement has a term of five years, and all amounts borrowed under the agreement are due and payable on May 31, 2016. At the Utility’s request and at the sole discretion of each lender, the facility may be extended for additional periods. The Utility has the right to replace any lender who does not agree to an extension.
          Borrowings under the New Utility Credit Agreement (other than swing line loans) will bear interest based, at the Utility’s election, on (1) a London Interbank Overnight Rate (“LIBOR”) plus an applicable margin or (2) the base rate plus an applicable margin. The base rate will equal the higher of the following: the administrative agent’s announced base rate, 0.5% above the federal funds rate, or the one-month LIBOR plus an applicable margin. The Utility also will pay a facility fee on the total commitments of the lenders under the New Utility Credit Agreement. The applicable margin for LIBOR loans and the facility fee will be based on the Utility’s senior unsecured debt ratings issued by Standard & Poor’s Ratings Services and Moody’s Investor Service. The applicable margin for LIBOR loans will range between 0.875% and 1.600%. The facility fee will range between 0.125% and 0.400%.
          The New Utility Credit Agreement includes usual and customary covenants for credit facilities of this type, including covenants limiting liens to those permitted under the Utility’s senior bond indenture, mergers, sales of all or substantially all of the Utility’s assets and other fundamental changes. In addition, the New Utility Credit Agreement also requires that the Utility maintain a ratio of total consolidated debt to total consolidated capitalization of not more than 0.65 to 1.00 as of the end of each fiscal quarter.

          In the event of a default by the Utility under the New Utility Credit Agreement, including cross-defaults relating to specified other debt of the Utility or any of its significant subsidiaries in excess of $100 million, the lenders may terminate the commitments under the New Utility Credit Agreement and declare the amounts outstanding, including all accrued interest and unpaid fees, payable immediately. For events of default relating to insolvency, bankruptcy or receivership, the commitments are automatically terminated and the amounts outstanding become payable immediately.
          The lenders and agents under the New Utility Credit Agreement and their affiliates have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the Utility and PG&E Corporation. These parties have received, and may in the future receive, customary compensation from the Utility and PG&E Corporation for such services.
          B. PG&E Corporation Senior Unsecured Credit Facility
          Also on May 31, 2011, PG&E Corporation entered into a $300 million senior unsecured five-year revolving credit agreement (the “New PG&E Corporation Credit Agreement”) with (1) Bank of America, N.A., as administrative agent and a lender, (2) J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Wells Fargo Securities LLC as joint lead arrangers, joint bookrunners and lenders, (3) Citibank, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents and lenders, (4) The Royal Bank of Scotland plc and Wells Fargo Bank, National Association as co-documentation agents and lenders, and (5) the Additional Lenders.
          The New PG&E Corporation Credit Agreement replaces the $187 million credit agreement that PG&E Corporation entered into on February 26, 2007, as amended by the Amendment and Limited Consent Agreement, dated as of April 27, 2009, with the lenders parties thereto, the syndication agent and co-documentation agents named therein and BNP Paribas, as administrative agent (as amended, the “Existing PG&E Corporation Credit Agreement”).
          The New PG&E Corporation Credit Agreement includes a $100 million sublimit for the issuance of standby and commercial letters of credit and a $100 million sublimit for swing line loans. Loans under the New PG&E Corporation Credit Agreement will be used to refinance debt outstanding under the Existing PG&E Corporation Credit Agreement and for working capital and other corporate purposes.
          Subject to obtaining commitments from existing or new lenders and satisfaction of other specified conditions, PG&E Corporation has the right to increase, in one or more requests, given not more frequently than once a year, the aggregate lenders’ commitments under the New PG&E Corporation Credit Agreement by up to $100 million in the aggregate for all such increases.
          The New PG&E Corporation Credit Agreement has a term of five years, and all amounts borrowed under the agreement are due and payable on May 31, 2016. At PG&E Corporation’s request and at the sole discretion of each lender, the facility may be extended for additional periods. PG&E Corporation has the right to replace any lender who does not agree to an extension.
          Borrowings under the New PG&E Corporation Credit Agreement (other than swing line loans) will bear interest based, at PG&E Corporation’s election, on (1) LIBOR plus an applicable margin or (2) the base rate plus an applicable margin. The base rate will equal the higher of the following: the administrative agent’s announced base rate, 0.5% above the federal funds rate, or the one-month LIBOR plus an applicable margin. PG&E Corporation also will pay a facility fee on the total commitments of the lenders under the New PG&E Corporation Credit Agreement. The applicable margin for LIBOR loans and the facility fee will be based on PG&E Corporation’s senior unsecured debt ratings issued by Standard & Poor’s Ratings Services and Moody’s Investor Service. The applicable margin for LIBOR loans will range between 0.875% and 1.600%. The facility fee will range between 0.125% and 0.400%.
          The New PG&E Corporation Credit Agreement includes usual and customary covenants for credit facilities of this type, including covenants limiting liens, mergers, sales of all or substantially all of PG&E Corporation’s assets and other fundamental changes. In addition, the New PG&E Corporation Credit Agreement also requires that PG&E Corporation maintain a ratio of total consolidated debt to total consolidated capitalization of not more than 0.65 to 1.00 as of the end of each fiscal quarter.
          In the event of a default by PG&E Corporation under the New PG&E Corporation Credit Agreement, including cross-defaults relating to specified other debt of PG&E Corporation or any of its significant subsidiaries in excess of $100 million, the lenders may terminate the commitments under the New PG&E Corporation Credit Agreement and declare the amounts outstanding, including all accrued interest and unpaid fees, payable immediately. For events of default relating to insolvency, bankruptcy or receivership, the commitments are automatically terminated and the amounts outstanding become payable immediately.
     The lenders and agents under the New PG&E Corporation Credit Agreement and their affiliates have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the Utility and PG&E Corporation. These parties have received, and may in the future receive, customary compensation from the Utility and PG&E Corporation for such services.
Item 1.02. Termination of a Material Definitive Agreement
          The information set forth above in Item 1.01 regarding the replacement and termination of the Existing Utility Credit Agreements and Existing PG&E Corporation Credit Agreement is hereby incorporated into Item 1.02 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          The information set forth above in Item 1.01 regarding the New Utility Credit Agreement and the New PG&E Corporation Credit Agreement is hereby incorporated into Item 2.03(a) by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION
	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: June 2, 2011		Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
	By:	/s/ Linda Y.H. Cheng
Dated: June 2, 2011		Linda Y.H. Cheng
Vice President, Corporate Governance and Corporate Secretary

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